Item 1: Report to Shareholders

New America Growth Fund	December 31, 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Despite a choppy second half of the year—most broad U.S. equity market yardsticks declined during the past six months—stocks posted gains for all of 2007. U.S. stocks declined late in the year due to concerns that rising oil prices, the housing meltdown, and credit market turmoil would lead to a significant economic slowdown. Market volatility was extremely high, but large-cap growth stocks generally outperformed large-cap value shares for the six months and year. We believe that falling interest rates, reasonable valuations, and earnings growth for many larger-cap growth stocks portend favorable investment performance over the intermediate and longer term.

HIGHLIGHTS

• Market volatility was extremely high, but large-cap growth stocks generally outperformed large-cap value shares for six months and the year.

• The New America Growth Fund posted good returns for the six months and year ended December 31, 2007, and outperformed the S&P 500 Index.

• Our information technology and energy holdings were the best contributors for the past six months, while financials and consumer-related holdings detracted.

• We intend to maintain our disciplined investment approach and remain focused on a long-term time horizon to generate investment returns.

I am pleased to report that the New America Growth Fund posted solid results for both the 6- and 12-month periods ended December 31, 2007. In the last six months, the fund generated a 4.21% gain, which was ahead of the S&P 500’s -1.37% result and our Lipper benchmark’s 3.17% gain. For the full year, the fund generated a 13.74% return compared with the S&P 500’s 5.49% return and the Lipper Multi-Cap Growth Fund Index’s return of 12.79%.

MARKET ENVIRONMENT

Stocks rose during the first half of 2007 but finished the year on a down note. The market’s annual gain was no small feat considering the growing list of concerns that developed as the year progressed. Energy prices rose significantly, inflation remained relatively high, the housing market melted down, and major financial institutions across the world took massive write-offs for bad debts. In short, it was a tough backdrop for stocks. Still, corporate earnings growth remained relatively strong and the Federal Reserve began to cut interest rates in September, balm for equity markets reeling from losses in assets linked to subprime mortgages, faltering consumer spending, and soaring energy prices. The Fed showed its fervid resolve in addressing the current economic weakness as we were sending this report to press. The Bernanke-led Federal Open Market Committee slashed the fed funds rate by 75 basis points (0.75%) on January 22, 2008, acknowledging the “increasing downside risks to growth.”

Over the past year, growth stocks outperformed value stocks and did so across the market-cap spectrum. This broke a long streak of growth stock underperformance, as noted many times in prior shareholder letters. Meanwhile, mid- and large-cap growth stocks performed slightly better than small-cap growth stocks, also reversing a long-running trend of small-cap outperformance. The more favorable backdrop for both growth and larger-cap stocks in 2007 was a welcome change and one that I hope persists for years to come.

From a sector perspective, once again energy and materials carried the day as the hottest sectors, significantly outperforming other sectors in 2007, thanks to rising energy and commodity prices. The worst-performing sectors included financials and consumer discretionary, sectors that largely trended lower due to the housing meltdown and growing credit crisis. Consistent with a good growth stock market, information technology stocks posted a solid year. Other sectors, such as industrials and business services and health care, generated fairly middle-of-the-road performance.

Overall, I’d characterize sector performance as a slight tailwind to the fund’s performance for the year. Correct positioning—an overweight in technology and an underweight in financials—made up for my biggest mistake, owning too much consumer discretionary at the expense of consumer staples.

PORTFOLIO REVIEW

Not too surprisingly, given that oil prices surged to almost $100 per barrel, the two top contributors over the past 12 months were energy stocks. Oilfield services company Smith International continued to benefit from strong earnings growth and increasingly bullish sentiment for the energy sector. While I continued to slowly trim our stake along the way to manage position size, Smith remained the fund’s largest holding at the end of the year. Similarly, Foster Wheeler, which designs and builds energy processing facilities, also benefited from strong earnings growth along with investors’ desire to own energy stocks. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Longtime holding Navteq generated the portfolio’s third-best performance during the year, driven by continued adoption of both automotive infotainment systems and personal navigation devices, or so-called PNDs. Later in the year, Nokia announced it would acquire Navteq in an all-cash deal. By year-end, I had sold almost the full position as the stock approached the $78 deal price.

Our largest performance detractors in 2007 included Kohl’s, Amgen, Coach, and Corporate Executive Board. Kohl’s declined due to the fall-off in consumer spending. However, I believe that its management has articulated and is executing its business plan well, and I continue to hold a significant position despite the challenging consumer environment. Corporate Executive Board missed earnings expectations early in the year and saw its stock decline sharply in the first half. While I continued to hold the stock through midyear, I became increasingly concerned about the company’s revenue growth and decided to eliminate the position in the second half.

Amgen’s stock suffered from the Food and Drug Administration’s new warning labels regarding the safe use of Amgen’s top-selling anti-anemia drugs Aranesp and Epogen. In addition, the shares were hurt by the threat of reduced reimbursement coverage from Medicare and Medicaid. We have significantly reduced our stake in Amgen over the past 12 months.

For the past six months, the portfolio’s leading contributors included Navteq, Google, and Foster Wheeler. Google continued to report strong results, benefiting from the growth in Internet usage, online advertising, paid search, and market share gains. It remained a top position in your fund at year-end, and I expect the company to perform well in 2008.

Key detractors during the last six months included Coach, Harman International, and Kohl’s. Coach endured a precipitous fourth-quarter share price decline due to the consumer weakness. The market has become more skeptical of its growth in such a tough environment and its valuation has suffered. I still think Coach is a strong consumer brand, and I’m attracted to its highly profitable business and believe in its solid management team. While growth rates of the past are highly unlikely to persist into the future, I’m convinced that there are brighter days ahead for the stock from what I view as depressed levels.

Harman International was a top contributor for the 12-month period six months ago, thanks to an all-cash buyout offer at $120 per share. Unfortunately, the deal fell apart in the fall as Harman’s earnings faltered and the overall credit environment worsened. I sold roughly two-thirds of our position before the deal was cancelled but still owned a sizable position when the stock price fell. I still view the growth prospects for the automotive infotainment systems segment as favorable, and I am encouraged by the actions of the new CEO, who I think can deliver significant profit margin improvement over time. Therefore, I added to the position in the fourth quarter.

INVESTMENT STRATEGY

The New America Growth Fund seeks to invest in America’s best larger-growth companies. We are attracted to companies that serve large and growing markets, enjoy high and/or rising profit margins and returns, feature a strong balance sheet, and generate above-average free cash flow. Experienced, capable management is critical, as well. This is the core of my investment strategy and discipline that should enable the fund to succeed over the long term.

Laboratory Corporation of America, which has an $8 billion market capitalization, is one of the largest operators in the $50 billion lab testing market and among our top holdings at the end of 2007. Lab testing is primarily used to diagnose disease and is widely credited with helping to reduce overall health care costs and improving patient outcomes. I am attracted to the sustainability of this industry’s growth, thanks to its lack of economic sensitivity and favorable demographics from an aging U.S. population. For example, patients aged 55 and older may utilize three times as many tests per year as those aged 18 to 44. The overall lab testing market is expected to grow at a steady mid- to high-single-digit growth rate, with LabCorp’s revenue growing at a similar pace. Earnings should expand by about 15% per year as profit margins rise and the company shrinks its own share count through share buybacks. I think the company’s shares are attractively valued in the mid-$70s, and I believe they can advance in line with its annual mid-teens earnings growth.

OUTLOOK

We closed out the year with a great deal of uncertainty, and stocks are off to a poor start in 2008. The economy is slowing, but it is unclear if it will slip into recession. It is also apparent that consumer spending is weakening, due in large part to rising inflation and the housing meltdown, but it is unclear how much the contagion from assets linked to subprime mortgages will hurt equities. Declining stock prices in the first few weeks of 2008 seem to reflect a growing consensus that the consumer will break and the economy will slip into recession this year.

I view the current uncertainty as an opportunity for two simple reasons. First, over the long run it has been a mistake to bet against the resilience of the global economy, consumers, and stocks. Second, in times such as these, many investors become more short-term oriented, creating attractive investment opportunities in many high-quality, well-managed growth companies. I do not expect a quick payoff from many of the investments I am making now, but I do expect them to pay off handsomely over time.

It is possible that, without perfect timing and given the market’s recent volatility, we could be taking a proverbial step back in the near term in order to take two steps forward over the longer term.

From a sector perspective, your fund continues to be broadly diversified, and I’ve made only modest allocation changes during the past six months. I marginally reduced our consumer discretionary exposure and increased the health care exposure weighting by a similar amount, which was mostly due to the performance of both sectors. I’ve maintained our significant exposure to information technology stocks, while having little allocated to financials.

As we enter 2008, I am reminded of a period five years ago, when I had just taken over management of your fund. It was late 2002 and, like now, uncertainty abounded following the bursting of the tech bubble. The economy was weak, still reeling from the 9/11 attacks and the 2001 recession, and the country was bracing for war with Iraq. Investor sentiment was terrible, and the stock market had been trending lower for about 18 months. This created attractive investment opportunities for those willing to look out more than a few months or quarters. While the early months of 2003 were tough, the following few years were prosperous ones for the market and your fund.

The lesson I’ve learned during my more than five years at the helm of the fund is to remain disciplined and to rely on the combination of fundamental research, conviction in my beliefs, and a longer-term time horizon to generate investment returns. I am optimistic that this lesson will continue to serve shareholders well in the coming years. As always, I look forward to updating you on our progress in six months.

Respectfully submitted,

Joseph Milano
Chairman of the fund’s Investment Advisory Committee

January 22, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/07

Best Contributors		Worst Contributors	
NAVTEQ	27¢	Kohl's	-16¢
Google	22	Harman International	-15
Foster Wheeler	20	Coach*	-11
Salesforce.com	19	Southwest Airlines	-9
Smith International	18	Marvell Technology Group	-8
Intuitive Surgical	17	Home Depot**	-7
Apple	16	Morgan Stanley	-7
Iron Mountain	15	Merrill Lynch*	-7
Murphy Oil	14	MetroPCS Communications	-7
EOG Resources	13	Integrated Device Technology	-7
Total	181¢	Total	-94¢

12 Months Ended 12/31/07

Best Contributors		Worst Contributors	
Smith International	44¢	Kohl's	-15¢
Foster Wheeler	41	Amgen	-13
NAVTEQ	37	Coach*	-11
Apple	29	Corporate Executive Board**	-11
Google	27	Southwest Airlines	-10
Chipotle Mexican Grill***	25	Marvell Technology Group	-10
Intuitive Surgical	25	Symantec	-9
Salesforce.com	24	Bed Bath & Beyond	-8
EOG Resources	22	Broadcom	-8
Cameron International	20	Genentech	-8
Total	294¢	Total	-103¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 98.7%		
CONSUMER DISCRETIONARY 10.3%		
Hotels, Restaurants & Leisure 2.1%		
International Game Technology	210,000	9,226
MGM Mirage (1)	105,000	8,822
		18,048
Household Durables 1.5%		
Harman International	175,000	12,899
		12,899
Media 1.9%		
Omnicom	225,000	10,694
XM Satellite Radio, Class A (1)	425,000	5,202
		15,896
Multiline Retail 1.4%		
Kohl's (1)	270,000	12,366
		12,366
Specialty Retail 2.7%		
Advance Auto Parts	175,000	6,648
Bed Bath & Beyond (1)	240,000	7,054
TJX	200,000	5,746
Urban Outfitters (1)	125,000	3,407
		22,855
Textiles, Apparel & Luxury Goods 0.7%		
Coach (1)	200,000	6,116
		6,116
Total Consumer Discretionary		88,180
CONSUMER STAPLES 4.7%		
Food & Staples Retailing 4.7%		
CVS Caremark	285,000	11,329

Willis Group	90,000	3,417
		10,107
Total Financials		46,378

HEALTH CARE 18.3%

Biotechnology 3.6%		
Amgen (1)	75,000	3,483
Celgene (1)	20,000	924
Genentech (1)	150,000	10,061
Gilead Sciences (1)	255,000	11,733
Martek Biosciences (1)	85,000	2,514
Vertex Pharmaceuticals (1)	100,000	2,323
		31,038
Health Care Equipment & Supplies 4.1%		
Dentsply International	215,000	9,679
Intuitive Surgical (1)	10,500	3,407
St. Jude Medical (1)	250,000	10,160
Stryker	155,000	11,582
		34,828
Health Care Providers & Services 4.3%		
Aetna	205,000	11,835
Henry Schein (1)	160,000	9,824
Laboratory Corporation of America (1)	195,000	14,728
		36,387
Health Care Technology 0.7%		
Cerner (1)	110,000	6,204
		6,204
Life Sciences Tools & Services 3.4%		
Charles River Laboratories International (1)	121,000	7,962
Covance (1)	160,000	13,859

Millipore (1)	92,500	6,769
		28,590
Pharmaceuticals 2.2%		
Elan, ADR (1)	315,000	6,923
Eli Lilly	120,000	6,407
Wyeth	130,000	5,745
		19,075
Total Health Care		156,122
INDUSTRIALS & BUSINESS SERVICES 18.4%		
Aerospace & Defense 2.5%		
General Dynamics	150,000	13,348
United Technologies	105,000	8,037
		21,385
Air Freight & Logistics 2.9%		
Expeditors International of Washington	300,000	13,404
UPS, Class B	160,000	11,315
		24,719
Airlines 1.1%		
Southwest Airlines	800,000	9,760
		9,760
Commercial Services & Supplies 0.7%		
ChoicePoint (1)	170,000	6,192
		6,192
Construction & Engineering 3.9%		
Chicago Bridge & Iron, ADS	75,400	4,557
Foster Wheeler (1)	88,000	13,642
Quanta Services (1)	579,400	15,203
		33,402

Electrical Equipment 0.9%		
General Cable (1)	100,000	7,328
		7,328
Industrial Conglomerates 1.9%		
McDermott International (1)	135,000	7,969
Roper Industries	125,000	7,818
		15,787
Machinery 3.0%		
Danaher	90,000	7,896
ITT	115,000	7,595
Joy Global	150,000	9,873
		25,364
Trading Companies & Distributors 1.5%		
Fastenal	315,000	12,732
		12,732
Total Industrials & Business Services		156,669
INFORMATION TECHNOLOGY 32.1%		
Communications Equipment 3.4%		
Cisco Systems (1)	445,000	12,046
Corning	355,000	8,516
Juniper Networks (1)	135,000	4,482
QUALCOMM	110,000	4,329
		29,373
Computers & Peripherals 3.0%		
Apple (1)	30,000	5,942
Dell (1)	380,000	9,314
Network Appliance (1)	410,000	10,234
		25,490

Internet Software & Services 6.0%		
Akamai Technologies (1)	295,000	10,207
eBay (1)	445,000	14,769
Google, Class A (1)	27,000	18,670
Yahoo! (1)	310,000	7,211
		50,857
IT Services 5.5%		
Affiliated Computer Services, Class A (1)	115,000	5,187
Automatic Data Processing	225,000	10,019
Global Payments	240,000	11,165
Iron Mountain (1)	325,000	12,031
Western Union	370,000	8,984
		47,386
Semiconductor & Semiconductor Equipment 4.5%		
Altera	300,000	5,796
Analog Devices	200,000	6,340
Broadcom, Class A (1)	350,000	9,149
Integrated Device Technology (1)	425,000	4,807
Marvell Technology Group (1)	400,000	5,592
Xilinx	320,000	6,998
		38,682
Software 9.7%		
Adobe Systems (1)	330,000	14,101
Amdocs (1)	350,000	12,064
Electronic Arts (1)	232,500	13,580
Intuit (1)	220,000	6,954
Microsoft	400,000	14,240
NAVTEQ (1)	30,000	2,268
Red Hat (1)	120,000	2,501
Salesforce.com (1)	130,000	8,150
Symantec (1)	375,000	6,052

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $716,860)	$ 850,682
Receivable for investment securities sold	10,140
Receivable for shares sold	855
Dividends and interest receivable	439
Other assets	59
Total assets	862,175
Liabilities	
Payable for investment securities purchased	6,462
Payable for shares redeemed	712
Investment management fees payable	479
Due to affiliates	119
Other liabilities	97
Total liabilities	7,869
NET ASSETS	$ 854,306
Net Assets Consist of:	
Accumulated undistributed net realized gain	$ 21,513
Net unrealized gain	133,822
Paid-in capital applicable to 26,804,179 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	698,971
NET ASSETS	$ 854,306
NET ASSET VALUE PER SHARE	
Investor Class	
($848,382,976 / 26,617,586 shares outstanding)	$ 31.87
Advisor Class	
($5,923,514 / 186,593 shares outstanding)	$ 31.75

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New America Growth Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. The fund has two classes of shares: the New America Growth Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1985, and New America Growth Fund—Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $22,000 for the year ended December 31, 2007.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $499,687,000 and $567,404,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $716,867,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2008. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. Pursuant to this agreement, expenses in the amount of $5,000 were reimbursed by the manager during the year ended December 31, 2007. Including these amounts, expenses previously reimbursed by the manager in the amount of $8,000 remain subject to repayment at December 31, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $110,000 for Price Associates, $692,000 for T. Rowe Price Services, Inc., and $393,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 371,427 shares of the Investor class, aggregating 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price New America Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Fund (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $26,004,000 from short-term capital gains,

• $69,085,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $6,594,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $6,397,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1985	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
1994	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent trustee oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services, Inc.;
[121]	Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
1985
[16]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, New America Growth Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New America Growth Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, New America	T. Rowe Price; Vice President, T. Rowe Price
Growth Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, New America Growth Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, New America Growth Fund	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
President, New America Growth Fund	Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.; formerly Healthcare Equity Analyst,
Putnam Investments (to 2004); student, Harvard
Business School (to 2003)

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New America Growth Fund	Group, Inc., and T. Rowe Price Trust Company

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New America Growth Fund	Group, Inc.; formerly Senior Equity Analyst,
Wachovia Securities (to 2005)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, New America Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New America Growth Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008